UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2014

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4235 Commerce Street, Little River, South Carolina		29566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 8 – Other Events

Item 8.01 . Other Events.

On August 20, 2014, Integrated Environmental Technologies, Ltd. (the “Company”) issued a press release announcing the hiring of Bradley W. Rockman as the President and General Manager of the Company’s newly established Oil and Gas Division.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Hires President and General Manager for Oil and Gas Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

August 22, 2014	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Hires President and General Manager for Oil and Gas Operations